                                                                    Exhibit 10.6

                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                 PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                           UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                    AGREEMENT

                 This Agreement ("Agreement") is entered into effective as of August 9, 1999 by and among Alliance Pharmaceutical Corp. (as successor to Fluoromed Pharmaceuticals, Inc.) ("Alliance "), Photogen Technologies, Inc. ("Photogen"), and Gerald Wolf, Ph.D., M.D. ("Dr. Wolf").

                                    RECITALS

                  Dr. Wolf entered into an exclusive License Agreement dated January 21, 1989 with Fluoromed Pharmaceuticals, Inc., a copy of which is attached as Exhibit A hereto (the "1989 License Agreement"), granting the licensee an exclusive license to utilize, manufacture, sell, license and sublicense and otherwise treat as its exclusive property, inventions relating to the use of various compounds as contrast agents for imaging the lymph nodes and/or lymphatic system, together with all related technical information, know-how, patents, and related patent rights.

                 The inventions are now covered by two United States patents, U.S. Patents No. [****] and No. [****] (respectively, the "[****] Patent" and the "[****] Patent") and all corresponding or related foreign patents and patent applications as more fully described in Exhibit B hereto (the "Patents");

                  Photogen desires to acquire the Patents and to grant Alliance an exclusive license to use the Patents in the field of Ultrasound. The term "Ultrasound" means: percutaneous lymphography utilizing the ultrasonic modality; the practice of the Patents using materials intended to change the acoustic properties of the lymph node so as to identify its location or image the intranodal architecture via the ultrasonic modality following percutaneous administration; such materials will usually be composed of a relatively insoluble gas such as hexafluorine contained within a biologically compatible matrix. Photogen also desires to acquire all of Dr. Wolf's Know-How and Improvements in all fields other than the field of Ultrasound. The term "Know-How" means any and all rights to any discovery, invention (whether or not patentable), know-how, substances, data including clinical trial data, techniques, processes,
------------

[****] REPRESENTS MATERIALS WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
systems, formulations and designs relating to the Patents. The term "Improvements" means any improvements to the Patents developed by either Alliance or Dr. Wolf subsequent to the execution of the 1989 License Agreement.

                  Alliance desires to sell to Photogen all of its right, title and interest in the Patents, subject to an exclusive license from Photogen to use the same in the field of Ultrasound and Alliance's retention of the Know-How and Improvements described in Exhibit C hereafter (the "Retained Technology"), all as set forth below. Dr. Wolf desires that all of his right, title and interest in the Patents and all his Know-How and Improvements related to the Patents other than his Know-How and Improvements related to the Patents in the field of Ultrasound shall be transferred to and vested in Photogen at the Closing and that all of his right, title and interest, if any, in his Know-How and Improvements related to the Patents in the field of Ultrasound shall be transferred to and vested in Alliance at the Closing.

                                    AGREEMENT

                  Now, therefore, in consideration of the mutual promises herein and for other legally sufficient consideration, the parties hereby agree as follows:

                  1. As of the Closing (defined below) the effectiveness of the 1989 License Agreement shall be suspended and have no force and effect except as provided in Section 10 below.

                  2. As of the Closing, Alliance and Dr. Wolf hereby release and discharge one another (and their employees, directors, agents and other affiliates) from all known and unknown claims, demands, allegations, liabilities, expenses (including attorneys' fees and expenses) and losses any of them may have incurred through the date of this Agreement arising out of or relating to the 1989 License Agreement and the transactions contemplated in the 1989 License Agreement. This release shall not be construed or admissible in any proceeding as an admission by any party of the validity of any such claims.

                  3. As of the Closing, Alliance hereby assigns, transfers and conveys to Photogen all of it its right, title and interest in and to the Patents; Alliance, however, retains the Retained Technology.

                  4. As of the Closing, Dr. Wolf hereby assigns all of his right, title and interest in and to the 1989 License Agreement, the Patents and all Know-How and Improvements related thereto to Photogen, other than Know-How and Improvements in the field of Ultrasound. As of the Closing, Dr. Wolf hereby assigns to Alliance all of his right, title and interest in and to all Know-How and Improvements in the field of Ultrasound.

                  5. As of the Closing, Photogen grants Alliance an exclusive, paid-up, royalty-free, world-wide perpetual license, with all rights to sublicense or assign it rights under this license, under the Patents to develop, make, have made, import, use, offer for sale and sell products solely in the field of Ultrasound. It is expressly understood and agreed that Alliance shall have no rights under the Patents in any field other than Ultrasound.

                  6. Alliance represents and warrants to, and covenants with Dr. Wolf only with respect to Section 6(j) and with Photogen and Dr. Wolf with respect to Sections 6(a) through 6(i), that the same are true, correct and complete as of the date hereof and will be true, correct and complete at and as of the Closing. For purposes of this Agreement, the knowledge of Alliance means actual knowledge without obligation of investigation.

                     (a) No consent or waiver of any third party is necessary for Alliance to execute and deliver this Agreement and to perform all of its obligations hereunder.

                     (b) Exhibit B hereto sets forth an accurate and complete list and description of the Patents (all U.S. patents and patent applications and all corresponding or related foreign patents and patent applications). Alliance is the co-owner with Dr. Wolf of the [****] Patent and the EPO Patent, free and clear of any lien, encumbrance or claim of any third party (except for the 1989 License Agreement and a lien held by the Imperial Bank which will be released at Closing). There are no liens, encumbrances or claims of any third party on Alliance's rights in the 1989 License Agreement.

                     (c) Alliance has no interest in the [****] Patent, other than through the 1989 License Agreement.

                     (d) To Alliance's knowledge, neither the Patents nor any products, methods or other inventions related thereto, interferes, infringes, misappropriates or conflicts with the intellectual property rights, contract or other rights of any third party. To Alliance's knowledge, there are no pending or threatened, claims or proceedings either against Alliance or relating to the Patents. To Alliance's knowledge, no third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with the Patents. Alliance warrants and represents that all granted patents listed in Exhibit B are in full force and effect and that all maintenance fees or other fees associated with maintaining the Patents are current as of the Closing.

                     (e) As of the date of this Agreement, Alliance has not licensed or permitted any other person or entity to use the Patents outside the field of ultrasound.

------------

[****] REPRESENTS MATERIALS WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                     (f) Alliance is an "Accredited Investor" as defined under the Securities Act of 1933 (the "Securities Act"). Alliance is acquiring the Photogen shares referred to in Sections 9(b)(i) and 9(b)(ii), below, for its own account for the purpose of investment and not with a view to the sale or distribution thereof; and, in any event, Alliance will not sell or otherwise transfer any of the Photogen shares except pursuant to a registration statement effective under the Securities Act or a valid exemption from registration under the Securities Act. Alliance agrees that the certificates representing those Photogen shares will bear a legend consistent with the foregoing.

                     (g) Alliance has been furnished with a copy of Photogen's most recent Form 10-KSB and Form 10-QSB report, and has had access to the business records of Photogen and all such additional information and documents as Alliance has requested. Alliance has been afforded an opportunity to ask questions of and receive answers from representatives of Photogen concerning the terms and conditions of this Agreement and the purchase of Photogen shares.

                     (h) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Alliance, and Alliance agrees to indemnify and hold Photogen and Dr. Wolf harmless against any damages incurred as a result of any such claims.

                     (i) Alliance is the successor in interest to all right, title and interest of Fluoromed Pharmaceuticals Inc. with respect to the 1989 License Agreement and the Patents. Alliance is also the owner by assignment of all of David Long's right, title and interest in the [****] Patent and all corresponding and related foreign patents and applications, including the EPO Patent.

                     (j) Alliance is not now and never has been obligated to pay a royalty or other payment to Dr. Wolf pursuant to the terms of the 1989 License Agreement.

                  7. Photogen hereby represents and warrants to Alliance that:

                     (a) Photogen is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would have a materially adverse effect on the business and properties of Photogen.

                     (b) Photogen has full power to execute, deliver and perform this Agreement. This Agreement when executed and delivered will be a legal, valid and, assuming due execution by the other parties hereto and thereto, binding obligation of Photogen, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles.

---------------

[****] REPRESENTS MATERIALS WHICH HAS BEEN REDACTED PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT, AS AMENDED

                     (c) When issued in accordance with the terms of this Agreement, the Photogen shares will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and the certificates representing the same will be duly and validly authorized, executed and delivered by Photogen. Photogen has authorized and reserved for issuance sufficient shares of its common stock to fulfill its obligations to issue any Contingent Shares referred to in Section 9(b)(ii). The Contingent Shares will, upon issuance in accordance with the terms of this Agreement, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the certificates representing the same will be duly and validly authorized, executed and delivered by Photogen.

                     (d) Assuming that Alliance's representations and warranties contained in Section 6 of this Agreement are and continue to be true and correct, the offer, issuance and sale to Alliance of the Photogen shares and the Contingent Shares are and will be exempt from the registration requirements of the Securities Act, and from all applicable state securities laws.

                     (e) There are no claims for brokerage commissions of finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of Photogen. Photogen agrees to indemnify and hold Alliance harmless against any damages incurred as a result of any such claim.

                  8. Except in the field of Ultrasound, Alliance will promptly refer to Photogen any request or inquiry received from a third party regarding the Patents or products utilizing the same.

                  9. As of the Closing, Photogen will deliver or caused to be delivered a total of [****] of value to Alliance as follows:

                     (a) Photogen will deliver or caused to be delivered to Alliance a total of [****] in cash as follows: (i) [****] at the Closing, (ii) [****] on December 31, 1999, and (iii) [****] on March 31, 2000.

                     (b)      (i)     At the Closing, Photogen will deliver to
Alliance [****] shares of the common stock of Photogen based on a "current market price" (the average closing bid price of the stock for the 20 trading days prior to the date of determination (I.E., August 9, 1999) as quoted on the over-the-counter bulletin board market or on any exchange on which the common stock is listed) of $9.45 per share discounted by 25% to $7.0875.

------------

[****] REPRESENTS MATERIALS WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                      (ii) If on the first anniversary of the date of this Agreement the aggregate current market price of the Photogen shares delivered pursuant to the previous sentence is not at least [****], Photogen will, within 30 days of such first anniversary date, deliver additional shares of Photogen common stock so that the current market price of the additional common stock (discounted by 25%) together with the other Photogen common stock delivered to Alliance at Closing equals [****] (the "Contingent Shares"). For example, if the current market price of Photogen common stock on the first anniversary of this Agreement is $6.00 per share, Photogen will deliver to Alliance an additional [****] shares of Photogen common stock, determined as follows: (i) $6.00 x [****] = [****] (the current market value of the original shares on the first anniversary date of this Agreement); (ii) [****] - [****] = [****] (the value Photogen must provide Alliance to equal [****] in value); (iii) $6.00 x .75 = $4.50 (the current market price discounted by 25%); (iv) [****] / $4.50 = [****] (the number of additional shares Photogen must provide). Fractional share amounts shall be rounded up or down to the nearest whole share.

                  10. Photogen may cure any default in either of the [****] payments due on December 31, 1999 and March 31, 2000 pursuant to Section 9(a)(ii) or 9(a)(iii) by paying to Alliance within 30 days of the due date the amount due for that installment plus interest from the date due until paid at the prime rate as published in The Wall Street Journal. Cure will restore all of Photogen 's rights under this Agreement. If Photogen fails to cure a default in either the December 31, 1999, March 31, 2000 payments, or fails to issue the Contingent Shares if required to do so, within 30 days of the first anniversary date of this Agreement, the 1989 License Agreement will be effective and will continue in full force and effect in accordance with its terms with Photogen , as assignee of Dr. Wolf, the licensor. The 1989 License Agreement will not be effective for any other reason; and if Photogen makes both payments due on December 31, 1999 and March 31, 2000, and issues the Contingent Shares as required hereunder or the Contingent Shares are not required to be issued, the 1989 License Agreement shall become null and void without any further action on the part of Photogen or Alliance.

                  11. The closing and consummation of the transactions herein that are to be completed at the Closing shall take place as soon as practicable after the date of this Agreement, but in no event later than 60 days after the date hereof. The Closing shall be deemed complete upon the delivery of the cash called for by Section 9(a)(i) and the delivery of the stock called for by
Section 9(b)(i) (the "Closing").

------------

[****] REPRESENTS MATERIALS WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                  12. Photogen grants Alliance "piggy back" registration rights for those Photogen shares delivered to Alliance pursuant to Sections 9(b)(i) and 9(b)(ii) above, as more fully set forth in Exhibit D attached hereto.

                  13. The parties hereto agree to take all actions and do all things necessary and appropriate to fully consummate the transactions contemplated by this Agreement, including to vest in any party the intellectual property rights conveyed hereby, promptly upon the request of any party entitled to such action. Such further actions shall include executing and delivering any further instruments, documents or agreements, in recordable form as appropriate, containing commercially reasonable and customary terms for such matters that are reasonably satisfactory to the parties and their counsel.

                  14. This Agreement and the recitals and exhibits hereto (all of which are incorporated herein by reference): (i) contain the entire agreement and understanding between the parties concerning the subject matter hereof and supersede and replace all prior or other contemporaneous negotiations, representations, arrangements, proposed agreements and agreements, written or oral, with respect to such subject matter (none of which prior or contemporaneous communications shall be binding upon the parties); (ii) may be amended or modified only by a written instrument dated after the date hereof and signed by the parties or their successors in interest; (iii) shall be interpreted, enforced and governed by the laws of the State of Massachusetts, without regard to its conflict of laws provisions; (iv) shall be construed as if the parties jointly prepared them and any uncertainty or ambiguity shall not be interpreted against any one party; and (v) may be executed in counterparts which when taken together constitute the entire agreement between the parties hereto, and each counterpart shall bind the party executing it (and any party may become bound hereunder by executing this Agreement and delivering it by facsimile).

                  15. A communication relating to this Agreement shall have legal effect only if it is in writing, and shall be deemed duly given three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth beneath its signature below. Any party may deliver any written communication using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, or ordinary mail), but no such communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any party may change the name and address to which communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                  16. Photogen may file and refer to this Agreement with its Securities and Exchange Commission or stock exchange filings; however, Photogen will provide a copy thereof to Alliance prior to such filing and, if appropriate, seek confidential treatment of some portion thereof if requested by Alliance. Any press release or publicity concerning this transaction shall be subject to the prior approval of Alliance, which approval shall not be unreasonably withheld.

                  17. Alliance will indemnify and hold Photogen and Dr. Wolf harmless from any actual or alleged claim or liability arising out of any product made, distributed or used resulting from the exclusive license granted under the Patents by Photogen to Alliance in the Ultrasound Field.

                          [The signature page follows]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                            Alliance Pharmaceutical Corp., for
                                            itself and as successor to
                                            Fluoromed Pharmaceuticals, Inc.


                                            By:    Theodore D. Roth
                                                 -------------------------------
                                            Its:    President and COO
                                                 -------------------------------
                                            3040 Science Park Rd.
                                            San Diego, CA 92121
                                            Phone:   858/410-5275
                                            Fax:     858/410-5343


                                            Photogen Technologies, Inc.


     /s/ Gerald L. Wolf                     By:        /s/  John Smolik
-----------------------------                    -------------------------------
Gerald L. Wolf, Ph.D., M.D.                 Its:          President
                                                 -------------------------------

3 Gable Ridge Road                          7327 Oak Ridge Highway, Suite B
Westboro, MA 01581-2216                     Knoxville, TN  37931
Phone:   508/898-3053                       Phone:    423/769-4011
Fax:     508/898-3578                       Fax:      423/769-4013

                                    EXHIBITS

A        1989 License Agreement
B        The Patents
C        Retained Technology
D        Registration Rights

                                                                       EXHIBIT A

                                                                       EXHIBIT B



                                   THE PATENTS


                  The Patents means the patent family containing the patents and/or applications listed below including all extensions, continuations, continuations-in-part, divisionals, patents-of-addition, reexaminations, reissues, supplementary protection certificates and any additional foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions of any patents listed below:

         (a)      [****]

         (b)      [****]

         (c)      [****]

         (d) The following additional patents or patent applications:

                           [****]
















----------------

                  [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                       EXHIBIT C



                             THE RETAINED TECHNOLOGY


         Alliance hereby retains the following technology:

         (a) All Know-How and Improvements in the field of Ultrasound currently owned, licensed or controlled by Alliance relating to the Patent;

         (b) All Know-How and Improvements currently owned, licensed or controlled by Alliance relating to Alliance's products known as "IMAGENT LN" and "OXYGENT;"

         (c) For avoidance of doubt, the Retained Technology, however, does not include any and all Know-How and Improvements known to Gerald L. Wolf, Ph.D., M.D. relating to the Patents in all fields other than Ultrasound.

                                                                       EXHIBIT D

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                             PIGGYBACK REGISTRATION


                           (a)      If at any time after August 9, 1999,
Photogen Technologies, Inc. ("Photogen") proposes to register any common stock under the Securities Act of 1933 (the "Securities Act") on any form for the general registration of securities under the Securities Act, whether or not for its own account (other than a registration on a form relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; or (iii) a registration of stock proposed to be issued in exchange for other securities of Photogen) in a manner which would permit registration of common stock for sale to the public under the Securities Act (a "Piggyback Registration"), it will at such time give prompt written notice to Alliance of its intention to do so and of its rights under this Exhibit D. Upon the written request of Alliance made within 15 days after the receipt of any such notice (which request shall specify the common stock intended to be disposed of by Alliance, Photogen will include in the Registration Statement the common stock which Photogen has been so requested to register by Alliance pursuant to Section 12 of the Agreement to which this is Exhibit D.

                           (b)      If, at any time after giving written notice
of its intention to register any securities but prior to the effective date of the Registration Statement filed in connection with such registration, Photogen shall determine for any reason not to register such securities, Photogen may, at its election, give written notice of such determination to Alliance and, thereupon shall be relieved of its obligation to register any common stock in connection with such registration. All reasonable efforts obligations of Photogen pursuant hereto shall cease if Photogen determines to terminate any registration where common stock is being registered pursuant to this Exhibit D.

                           (c)      If a Piggyback Registration requested
pursuant hereto involves an underwritten offering, then, (i) Alliance must sell its common stock to the underwriters selected by Photogen on the same terms and conditions as apply to other selling shareholders or Photogen, if there are no selling shareholders; and (ii) Alliance may elect in writing, not later than five (5) Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

                           (d)      Photogen will pay all Registration Expenses
in connection with each registration of common stock requested pursuant hereto, except for the fees and disbursements of any counsel retained by Alliance and Alliance's pro rata share of any filing fees or other expenses directly and solely resulting from the inclusion of the common stock in the Registration Statement, including underwriting discounts and commissions.

                           (e)      If a registration pursuant hereto involves
an underwritten offering and the managing underwriter advises Photogen in writing that, in its opinion, the number of shares of common stock requested to be included in such registration would have a material adverse effect on such offering, including an adverse decrease in the price at which such securities can be sold, then the amount of common stock to be offered for the account of Alliance shall be eliminated entirely or reduced pro rata as to all Selling Stockholders on the basis of the relative number of shares of common stock each such Selling Stockholder has requested to be included in such registration, to the extent necessary to reduce the total amount of common stock to be included in such offering to the amount recommended by such managing underwriter; provided, however, that no securities may be offered in such registration for the account of persons other than Photogen by virtue of their also having "piggyback" registration rights, or otherwise, unless the common stock requested to be included by Alliance in such registration are so included on a pro rata basis.

                           (f)      The Piggyback Registration rights granted to
Alliance hereunder shall terminate in all events one year after the issuance of the Contingent Shares if any; otherwise, after one year after the date hereof.

                           (g)      If and whenever Photogen is required
pursuant hereto to use its reasonable efforts to effect the registration of the common stock under the Securities Act, Photogen will, as expeditiously as possible:

                           (1) prepare and file with the SEC a Registration Statement which includes the common stock and use its reasonable efforts to cause such Registration Statement to become and remain effective until the distribution described in the registration statement has been completed or until Alliance can sell all such common stock pursuant to Rule 144;

                           (2)      prepare and file with the SEC such
                                    amendments and supplements to such
                                    Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of common stock covered by such Registration Statement whenever Alliance shall desire to sell or otherwise dispose of the same, but only to the extent provided herein;

                           (3) furnish (and to each underwriter, if any, of common stock) such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Alliance may reasonably request in order to facilitate the public sale or other disposition of the common stock;

                           (4) use its reasonable efforts to register or qualify the common stock covered by such registration statement under such state securities or blue sky laws of such jurisdiction as Alliance shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable Alliance to consummate the public sale or other disposition in such jurisdictions of the common stock, except that Photogen shall not for any purpose be required to consent generally to service of process or qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (5) before filing the Registration Statement or Prospectus or amendments or supplements thereto, furnish to counsel selected by Alliance copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

                           (6) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offer;

                           (7)      notify Alliance at any time when a
                                    Prospectus relating to any common stock
                                    covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to Alliance, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective;

                           (8) furnish at the request of Alliance on the date that such common stock is delivered to the underwriters for sale in connection with a registration pursuant hereto an opinion, dated such date, of the counsel representing Photogen, for purposes of such registration, in form and substance as is customarily given by Photogen counsel to the underwriters in an underwritten public offer addressed to the underwriters, if any, and to Alliance, and (ii) a letter dated such date, from the independent certified public accountants of Photogen, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offer, addressed to the underwriters and to Alliance; and

                           (9) use its reasonable efforts to cause all such common stock to be listed on any securities exchange or Nasdaq market, if any, on which Photogen's common stock is then listed.

                           (h)      Photogen may require each seller of common
stock as to which any registration is being effected to furnish to Photogen such information regarding the distribution of such securities and such other information as may otherwise be required to be included in such Registration Statement, as Photogen may from time to time reasonably request in writing.

                           (i)      Alliance agrees by acquisition of such
common stock that, upon receipt of any notice from Photogen of the happening of any event of the kind described in paragraph (g)(7) hereof, Alliance will forthwith discontinue disposition of such common stock covered by such Registration Statement or Prospectus until Alliance's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing by Photogen that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by Photogen, Alliance will deliver to Photogen (at Photogen's expense) all copies, other than permanent file copies then in Alliance's possession, of the Prospectus covering such common stock current at the time of receipt of such notice.

                           (j)      In the event Common stock are registered
pursuant hereto:

                           (1) To the extent permitted by law, Photogen will indemnify and hold harmless Alliance of common stock which is included in a Registration Statement filed pursuant to the provisions of this Agreement and any underwriter (within the meaning of the Securities Act) with respect to the common stock, and each officer, director, employee and agent thereof and each person, if any, who otherwise controls Alliance or underwriter (within the meaning of the Securities Act), against any losses or claims, damages, expenses or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in the Registration Statement for the Common stock, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any common stock, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading or arise out of any violation or alleged violation by Photogen of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and will reimburse Alliance, any underwriter, officer, director, employee, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained herein shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of Photogen, which shall not be unreasonably withheld, nor shall Photogen be liable under hereunder to Alliance, such underwriter, officer, director, employee, agent or controlling person for any such loss, claim, damage, expense, liability or action to the extent that it arises out of, or is based upon, an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such Registration Statement, preliminary Prospectus, final Prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing expressly for use in connection with such registration by Alliance, such underwriter, officer, director, employee, agent or such controlling person.

                           (2) To the extent permitted by law, Alliance's common stock which is included in a Registration Statement filed pursuant to the provisions of this Agreement will indemnify and hold harmless Photogen, each of its employees, agents, directors and officers, each person, if any, who controls Photogen within the meaning of the Securities Act, and any underwriter (within the meaning of the

                                    Securities Act) against any losses, claims, damages, expenses or liabilities to which Photogen or any such person or underwriter may become subject, under the Securities Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue or allegedly untrue statement of any material fact contained in a Registration Statement for the common stock, including any preliminary Prospectus or final Prospectus contained herein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Common stock, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading; in each case to the extent that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such Registration Statement, preliminary
                                    Prospectus, final Prospectus or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by Alliance expressly for use in connection with such registration; provided, however, that the indemnity agreement contained hereunder shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of Alliance, which shall not be unreasonably withheld; and Alliance will reimburse Photogen or any such person or underwriter for any legal or other expenses reasonably incurred by Photogen or any such person or underwriter in connection with investigating or defending such loss, claim, damage, liability, expense or action.

                           (3) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnifying party shall not have the right to direct the defense of such an action on behalf of an indemnified party if such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party; provided, however, that in such event, the indemnifying party shall bear the fees and expenses of only one (1) separate counsel for all indemnified parties, such separate counsel to be reasonably satisfactory to the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party hereunder, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section.

                           (4)      To the extent permitted by law, the
                                    indemnification provided for hereunder will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person (within the meaning of the Securities Act) of such indemnified party and will survive the transfer of securities.

                           (5) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter, if any, shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
                                    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this provision shall be several in proportion to their respective underwriting commitments and not joint.

                           (k)      Alliance agrees, if requested by the
managing underwriters in an underwritten offering, not to effect any public sale or distribution of any securities of Photogen of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of the underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the managing underwriters.

                           (l)      With a view to making available to Alliance
the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Alliance to sell its common stock of Photogen to the public without registration, Photogen shall:

                           (1) make available adequate current public information as contemplated by Rule 144 (c)(1) or (2);

                           (2) file with the SEC in a timely manner all reports and other documents required of Photogen under the Securities Act and the Exchange Act; and

                           (3) furnish to Alliance owning any common stock upon request (i) a written statement by Photogen that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Photogen and such other reports and documents so filed by Photogen, and
                                    (iii) such other information as may be
                                    reasonably required in availing Alliance of any rule or regulation of the SEC which permits the selling of any such common stock without registration.